UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): March 8, 2018

The Joint Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36724	90-0544160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16767 N. Perimeter Drive, Suite 240 Scottsdale, AZ 85260
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:
(480) 245-5960

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ X ]

Item 2.02. Results of Operations and Financial Condition.

On March 8, 2018, The Joint Corp. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2017. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

The Joint Corp (the “Company”) is posting an earnings presentation to its website at http://ir.thejoint.com/events-and-presentations/upcoming-events.  A copy of the earnings presentation is being furnished herewith as Exhibit 99.2. The Company will use the earnings presentation during its earnings conference call on March 8, 2018 and also may use the earnings presentation from time to time in conversations with analysts, investors and others.

The presentation is furnished by the Company pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The information contained in Exhibit 99.2 is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (“SEC”). The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description

99.1	Press Release dated March 8, 2018.
99.2	The Joint Corp Earnings Presentation, March 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Joint Corp.

Date: March 8, 2018	By:	/s/ Peter D. Holt
Name: Peter D. Holt
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 8, 2018.
99.2	The Joint Corp Earnings Presentation, March 2018.